SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 18, 2003

Wal-Mart Stores, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-06991	71-0415188
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 S.W. 8th Street

Bentonville, Arkansas 72716

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:

(479) 273-4000

Item 7.    Financial Statements and Exhibits

(c)	The following exhibits are furnished herewith:

99.1	News release of Wal-Mart Stores, Inc. (“Wal-Mart”) dated February 18, 2003.

Item 9.    Regulation FD Disclosure

On February 18, 2003, Wal-Mart issued a news release regarding its results of operations for its fourth quarter and its fiscal year ended January 31, 2003. A copy of the news release is furnished herewith as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 18, 2003

WAL-MART STORES, INC.

By:	/s/ Thomas M. Schoewe
Name: Thomas M. Schoewe Title: Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description
99.1	News Release of Wal-Mart Stores dated February 18, 2003

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